UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 1, 2022

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On July 26, 2022, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter ended June 30, 2022. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2022	2022	2021	2022	2021

Core non-interest expense:
Total non-interest expense	$49,899	$51,629	$39,899	$101,528	$77,886
Less: acquisition-related expenses	602	1,373	2,400	1,975	4,311
Less: severance expenses	—	—	14	—	63
Less: COVID-19-related expenses	29	94	210	123	502
Less: Peoples Bank Foundation, Inc. contribution	—	—	—	—	500
Core non-interest expense	$49,268	$50,162	$37,275	$99,430	$72,510

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2022	2022	2021	2022	2021

Efficiency ratio:
Total non-interest expense	49,899	$51,629	39,899	101,528	77,886
Less: amortization of other intangible assets	2,034	1,708	1,368	3,742	1,988
Adjusted non-interest expense	$47,865	$49,921	$38,531	$97,786	$75,898

Total non-interest income	$19,386	$20,050	$15,821	$39,436	$32,724
Less: gain on investment securities	—	130	—	130	(538)
Add: loss on investment securities	(44)	—	(202)	(44)	—
Add: net loss on asset disposals and other transactions	(152)	(127)	(124)	(279)	(151)
Total non-interest income, excluding net gains and losses	$19,582	$20,047	$16,147	$39,629	$33,413

Net interest income	$61,468	$54,310	$39,660	$115,778	$75,238
Add: fully tax-equivalent adjustment (a)	415	391	324	806	578
Net interest income on a fully tax-equivalent basis	$61,883	$54,701	$39,984	$116,584	$75,816

Adjusted revenue	$81,465	$74,748	$56,131	$156,213	$109,229

Efficiency ratio	58.76%	66.79%	68.64%	62.60%	69.49%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$49,268	$50,162	$37,275	$99,430	$72,510
Less: amortization of other intangible assets	2,034	1,708	1,368	3,742	1,988
Adjusted core non-interest expense	$47,234	$48,454	$35,907	$95,688	$70,522

Adjusted revenue	$81,465	$74,748	$56,131	$156,213	$109,229

Efficiency ratio adjusted for non-core items	57.98%	64.82%	63.97%	61.25%	64.56%
`
(a) Tax effect is calculated using a 23.3% blended tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021

Tangible equity:
Total stockholders' equity	$786,824	$808,340	$845,025	$831,882	$585,505
Less: goodwill and other intangible assets	328,132	341,865	291,009	295,415	221,576
Tangible equity	$458,692	$466,475	$554,016	$536,467	$363,929

Tangible assets:
Total assets	$7,278,292	$7,239,261	$7,063,521	$7,059,752	$5,067,634
Less: goodwill and other intangible assets	328,132	341,865	291,009	295,415	221,576
Tangible assets	$6,950,160	$6,897,396	$6,772,512	$6,764,337	$4,846,058

Tangible book value per common share:
Tangible equity	$458,692	$466,475	$554,016	$536,467	$363,929
Common shares outstanding	28,290,115	28,453,175	28,297,771	28,265,791	19,660,877

Tangible book value per common share	$16.21	$16.39	$19.58	$18.98	$18.51

Tangible equity to tangible assets ratio:
Tangible equity	$458,692	$466,475	$554,016	$536,467	$363,929
Tangible assets	$6,950,160	$6,897,396	$6,772,512	$6,764,337	$4,846,058

Tangible equity to tangible assets	6.60%	6.76%	8.18%	7.93%	7.51%

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands, except per share data)	2022	2022	2021	2022	2021

Pre-provision net revenue:
Income before income taxes	$31,735	$29,538	$12,494	$61,273	$31,737
Add: provision for credit losses	—	—	3,088	—	—
Add: loss on OREO	32	1	—	33	—
Add: loss on investment securities	44	—	202	44	538
Add: loss on other assets	119	22	132	141	159
Add: net loss on other transactions	—	104	—	104	—
Less: recovery of credit losses	780	6,807	—	7,587	1,661
Less: gain on OREO	—	—	8	—	8
Less: gain on investment securities	—	130	—	130	—
Pre-provision net revenue	$31,150	$22,728	$15,908	$53,878	$30,765
Total average assets	$7,121,663	$7,067,816	$5,183,146	$7,094,228	$5,048,360

Pre-provision net revenue to total average assets (annualized)	1.75%	1.30%	1.23%	1.53%	1.23%

Weighted-average common shares outstanding – diluted	28,061,736	28,129,131	19,461,934	28,041,145	19,448,544
Pre-provision net revenue per common share – diluted	$1.11	$0.81	$0.81	$1.91	$1.63

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2022	2022	2021	2022	2021

Annualized net income adjusted for non-core items:
Net income	$24,888	$23,577	$10,103	$48,465	$25,566
Add: loss on investment securities	44	—	202	—	538
Less: tax effect of loss on investment securities (a)	9	—	42	—	113
Less: gain on investment securities	—	130	—	86	—
Add: tax effect of net gain on investment securities (a)	—	27	—	18	—
Add: net loss on asset disposals and other transactions	152	127	124	279	151
Less: tax effect of net loss on asset disposals and other transactions (a)	32	27	26	59	32
Add: acquisition-related expenses	602	1,373	2,400	1,975	4,311
Less: tax effect of acquisition-related expenses (a)	126	288	504	415	905
Add: severance expenses	—	—	14	—	63
Less: tax effect of severance expenses (a)	—	—	3	—	13
Add: COVID-19-related expenses	29	94	210	123	502
Less: tax effect of COVID-19-related expenses (a)	6	20	44	26	105
Add: Peoples Bank Foundation, Inc. contribution	—	—	—	—	500
Less: tax effect of Peoples Bank Foundation, Inc. contribution (a)	—	—	—	—	105
Net income adjusted for non-core items (after tax)	$25,542	$24,733	$12,434	$50,274	$30,358

Days in the period	91	90	91	181	181
Days in the year	365	365	365	365	365
Annualized net income	$99,825	$95,618	$40,523	$97,733	$51,556
Annualized net income adjusted for non-core items (after tax)	$102,449	$100,306	$49,873	$101,381	$61,219
Return on average assets:
Annualized net income	$99,825	$95,618	$40,523	$97,733	$51,556
Total average assets	$7,121,663	$7,067,816	$5,183,146	$7,094,228	$5,048,360
Return on average assets	1.40%	1.35%	0.78%	1.38%	1.02%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items (after tax)	$102,449	$100,306	$49,873	$101,381	$61,219
Total average assets	$7,121,663	$7,067,816	$5,183,146	$7,094,228	$5,048,360
Return on average assets adjusted for non-core items	1.44%	1.42%	0.96%	1.43%	1.21%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			At or For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2022	2022	2021	2022	2021

Annualized net income excluding amortization of other intangible assets:
Net income	$24,888	$23,577	$10,103	$48,465	$25,566
Add: amortization of other intangible assets	2,034	1,708	1,368	3,742	1,988
Less: tax effect of amortization of other intangible assets (a)	427	359	287	786	417
Net income excluding amortization of other intangible assets (after tax)	$26,495	$24,926	$11,184	$51,421	$27,137

Days in the period	91	90	91	181	181
Days in the year	365	365	365	365	365
Annualized net income	$99,825	$95,618	$40,523	$97,733	$51,556
Annualized net income excluding amortization of other intangible assets (after tax)	$106,271	$101,089	$44,859	$103,694	$54,724

Average tangible equity:
Total average stockholders' equity	$791,401	$834,752	$581,831	$812,956	$579,721
Less: average goodwill and other intangible assets	329,243	304,124	222,553	316,753	203,509
Average tangible equity	$462,158	$530,628	$359,278	$496,203	$376,212

Return on average stockholders' equity ratio:
Annualized net income	$99,825	$95,618	$40,523	$97,733	$51,556
Average stockholders' equity	$791,401	$834,752	$581,831	$812,956	$579,721

Return on average stockholders' equity	12.61%	11.45%	6.96%	12.02%	8.89%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets (after tax)	$106,271	$101,089	$44,859	$103,694	$54,724
Average tangible equity	$462,158	$530,628	$359,278	$496,203	$376,212

Return on average tangible equity	22.99%	19.05%	12.49%	20.90%	14.55%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

.

Item 9.01.     Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits which follows:

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on July 26, 2022 to discuss results of operations for the quarter ended June 30, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	August 1, 2022	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer